Exhibit (10)



                        CONSENT OF INDEPENDENT AUDITORS



      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1997, with respect to the financial statements of Annuity Investors Life Insurance Company included in the Pre-effective Amendment No. 1 of the Registration Statement (Form N-4 file Nos. 333-19725 and 811-08017) and related Statement of Additional Information of Annuity Investors Variable Account B.


                                             /s/ Ernst & Young LLP

                                             ERNST & YOUNG LLP





Cincinnati, Ohio
June 3, 1997